Exhibit 99.1

Fortress Reports First Quarter 2016 Results

Increases Base Quarterly Dividend to $0.09 per Share and Announces Special Cash Dividend of $0.11 per Share

New York, NY. May 5, 2016 – Fortress Investment Group LLC (NYSE: FIG) (“Fortress” or the “Company”) today reported its first quarter 2016 financial results.

FINANCIAL SUMMARY

•	Fortress declared a cash dividend of $0.20 per dividend paying share, comprised of a first quarter 2016 base quarterly dividend of $0.09 per dividend paying share and a special cash dividend of $0.11 per dividend paying share

•	Announced 13% increase in base quarterly dividend to $0.09 per dividend paying share, effective for the first quarter of 2016

•	Management Fee Paying Assets Under Management (“AUM”) of $70.6 billion as of March 31, 2016, flat compared to the previous quarter and an increase of 1% compared to March 31, 2015

•	GAAP net loss of $16 million, or a $0.04 loss per diluted Class A share, for the first quarter of 2016, compared to GAAP net income of $87 million, or $0.15 per diluted Class A share, for the first quarter of 2015

•	Pre-tax distributable earnings (“DE”) of $64 million, or $0.16 per dividend paying share, for the first quarter of 2016, compared to pre-tax DE of $55 million, or $0.12 per dividend paying share, for the first quarter of 2015

•	Net cash and investments of $0.9 billion, or $2.39 per dividend paying share, as of March 31, 2016

•	$1.0 billion of gross embedded incentive income across funds and permanent capital vehicles as of March 31, 2016, that has not yet been recognized in DE

•	Total uncalled capital, or “dry powder,” of $7.3 billion as of March 31, 2016, including $4.4 billion available for general investment purposes

•	In March 2016, completed a modified “Dutch auction” self-tender offer and purchased 4.8 million Class A shares at a purchase price of $4.75 per share, or an aggregate purchase price of $23 million

BUSINESS HIGHLIGHTS

•	Raised $348 million of capital across alternative investment businesses during the quarter and $4.0 billion in the last twelve months

•	Investment performance summary as of March 31, 2016:

•	Annualized inception-to-date net IRRs for Credit Opportunities Fund (“FCO”), FCO II and FCO III of 23.8%, 16.4% and 9.9%, respectively

•	First quarter 2016 net returns of 0.6% for the Drawbridge Special Opportunities Fund (“DBSO”) LP, 1.5% for the Fortress Convex Asia Fund Ltd and 1.8% for the Fortress Centaurus Global Fund Ltd.

•	12 of 16 Logan Circle strategies outperformed respective benchmarks in the first quarter

“We delivered solid performance for the quarter, including year-over-year increases in AUM, revenues and distributable earnings,” said Fortress CEO Randal Nardone. “We were pleased to announce a $0.11 special cash dividend in addition to a 13% increase in our base quarterly dividend to $0.09 per share. With substantial embedded value and strong levels of activity across our businesses, we are very optimistic in our outlook for the full year.”

SUMMARY FINANCIAL RESULTS

Fortress’s business model is highly diversified, and management believes that this positions the Company to capitalize on opportunities for investing, capital formation and harvesting profits that can occur at different points in any cycle for our individual businesses. Fortress’s business model generates stable and predictable management fees, which is a function of the majority of Fortress’s alternative AUM residing in long-term investment structures. Fortress’s alternative investment businesses also generate variable incentive income based on performance, and this incentive income can contribute meaningfully to financial results. Balance sheet investments represent a third component of Fortress’s business model, and the Company has built substantial value in these investments, which are made in Fortress funds alongside the funds’ limited partners. The table below summarizes Fortress’s operating results for the three months ended March 31, 2016. The consolidated GAAP statement of operations and balance sheet are presented on pages 13-14 of this press release.

	1Q	4Q	1Q	% Change
	2016	2015	2015	QoQ	YoY
(in millions, except per share amount)
GAAP
Revenues	$232	$415	$227	(44)%	2%
Expenses	207	242	329	(14)%	(37)%
Other Income (loss)	(40)	(18)	208	N/A	N/A
Net income (loss)	(16)	116	87	N/A	N/A
Net income (loss) attributable to Class A Shareholders	(9)	54	35	N/A	N/A

Per diluted share	$(0.04)	$0.20	$0.15	N/A	N/A

Weighted average Class A shares outstanding, diluted	221	425	222

Distributable Earnings
Fund management DE	$63	$113	$51	(44)%	24%
Pre-tax DE	64	130	55	(51)%	16%

Per dividend paying share/unit	$0.16	$0.30	$0.12	(47)%	33%

Weighted average dividend paying shares and units outstanding	398	430	450

Assets Under Management
Private Equity and Permanent Capital	$13,952	$15,807	$14,801	(12)%	(6)%
Credit[1]	18,689	18,107	13,834	3%	35%
Liquid Markets[2]	5,195	5,409	7,838	(4)%	(34)%
Logan Circle	32,801	31,178	33,416	5%	(2)%

Total Assets Under Management	$70,637	$70,501	$69,889	0%	1%

[1]	The Assets Under Management presented for Credit includes $2,589 million of AUM related to co-managed funds as of 1Q 2016.
[2]	The Assets Under Management presented for Liquid Markets includes $4,469 million of AUM related to Fortress’s affiliated manager platform (“Affiliated Managers”) as of 1Q 2016.

CONSOLIDATED GAAP RESULTS

Fortress recorded a GAAP net loss of $16 million, or a $0.04 loss per diluted Class A share, for the first quarter of 2016, compared to GAAP net income of $87 million, or $0.15 per diluted Class A share, for the first quarter of 2015. Our diluted earnings per share for all periods presented includes the income tax effects to net income (loss) attributable to Class A shareholders from the assumed conversion of Fortress Operating Group units and fully vested restricted partnership units to Class A shares.

The year-over-year decrease in Fortress’s first quarter 2016 GAAP net income was primarily driven by a $248 million decrease in other income, partially offset by a $122 million decrease in expenses and a $5 million increase in revenues. The decrease in other income was primarily related to the transfer of our interest in Graticule Asset Management (“Graticule”). In January 2015, the Fortress Asia Macro Funds and related managed accounts transitioned to Graticule, an autonomous asset management business on Fortress’s affiliated manager platform (“Affiliated Managers”). Fortress recorded the results of this transaction at fair value, which for the first quarter of 2015 resulted in a non-cash gain of $134 million recorded in other income and a non-cash expense of $101 million recorded in expenses related to the portion of Fortress’s interest that was transferred to a former senior employee.

Excluding the effects of the Graticule transfer described above, other income and expenses for the first quarter of 2016 declined $113 million and $21 million, respectively, compared to the first quarter of 2015.

The $113 million decline in other income was primarily related to a net decrease in earnings from equity method investees, primarily with respect to our investments in our PE funds and Liquid hedge funds, net losses in the fair value of derivatives, primarily related to Japanese Yen foreign exchange contracts, and net decreases in the fair value of options and common stock in our publicly traded permanent capital vehicles and publicly traded private equity portfolio companies.

The $21 million decline in expenses was primarily related to lower compensation and benefits expense and lower general, administrative and other expense, partially offset by higher interest expense.

The $5 million increase in revenues was primarily related to higher incentive income, partially offset by lower management fees and expense reimbursements.

CONSOLIDATED SEGMENT RESULTS (NON-GAAP)

This section provides information about each of Fortress’s businesses: (i) Credit Hedge Funds and Credit PE Funds, (ii) Private Equity Funds and Permanent Capital Vehicles, (iii) Liquid Hedge Funds, and (iv) Logan Circle. Fortress uses DE as the primary metric to manage its businesses and gauge the Company’s performance, and it uses DE exclusively to report segment results. All DE figures are presented on a pre-tax basis. Consolidated segment results are non-GAAP information and are not presented as a substitute for Fortress’s GAAP results. Fortress urges you to read “Non-GAAP Information” below.

	As of March 31, 2016
		Private Equity		Credit Funds
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds	Liquid Hedge Funds	Logan Circle Partners
Assets Under Management[3]	$70,637	$7,179	$6,773	$9,336	$9,353	$5,195	$32,801
Dry Powder	$7,286	$607	$—	$309	$6,370	N/A	N/A
Average Management Fee Rate[4]		1.2%	1.5%	2.0%	1.3%	1.1%	0.2%
Incentive Eligible NAV Above Incentive Income Threshold[5]	$21,133	$853	$4,735	$4,382	$11,020	$143	$—
Undistributed Incentive Income: Unrecognized	$1,022	$22	$20	$61	$916	$3	$—
Undistributed Incentive Income: Recognized	8	—	1	6	—	1	$—

Undistributed Incentive Income[6]	$1,030	$22	$21	$67	$916	$4	$—

	Three Months Ended March 31, 2016
		Private Equity		Credit Funds
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds	Liquid Hedge Funds	Logan Circle Partners
Third-Party Capital Raised	$348	$—	$—	$272	$13	$63	$—

Segment Revenues
Management fees	$141	$26	$27	$37	$31	$6	$14
Incentive income	64	—	2	7	53	2	—

Total	205	26	29	44	84	8	14
Segment Expenses
Operating expenses	(109)	(10)	(19)	(26)	(32)	(9)	(13)
Profit sharing compensation expenses	(31)	—	(1)	(3)	(26)	(1)	—

Total	(140)	(10)	(20)	(29)	(58)	(10)	(13)
Earnings From Affiliated Managers	1	—	—	—	—	1	—
Principal Performance Payments	(3)	—	(1)	(1)	(1)	—	—

Fund Management DE	$63	$16	$8	$14	$25	$(1)	$1

Net Investment Income[7]	1	(2)	1	—	3	3	—

Pre-tax Distributable Earnings	$64	$14	$9	$14	$28	$2	$1

[3]	The Assets Under Management presented for the Credit Hedge Funds includes $2,589 million related to co-managed funds and $815 million related to the third party originated JP Funds and Value Recovery Funds. The Assets Under Management presented for the Liquid Hedge Funds includes $4,469 million related to Affiliated Managers.
[4]	The Average Management Fee Rate presented for the Credit Hedge Funds excludes the co-managed funds and third-party originated JP Funds and Value Recovery Funds (see footnote 3 above). The Average Management Fee Rate presented for the Liquid Hedge Funds excludes Affiliated Managers.
[5]	The Incentive Eligible NAV Above Incentive Income Threshold presented for Credit Hedge Funds excludes co-managed funds, certain third party originated funds and sidepocket investments and for Liquid Hedge Funds, excludes Affiliated Managers and sidepocket investments. The Incentive Eligible NAV Above Incentive Income Threshold presented for Private Equity Funds and Credit PE Funds (except for a certain FCO Managed Account in its investment period and a portion of LDVF I and FCO IV, whose capital was above the incentive income threshold as of March 31, 2016), represents total fund NAV. The Incentive Eligible NAV Above Incentive Income Threshold presented for the Permanent Capital Vehicles represents the equity basis that is used to calculate incentive income.
[6]	The Undistributed Incentive Income presented for the Credit Hedge Funds excludes co-managed funds and certain third party originated funds and for Liquid Hedge Funds, excludes Affiliated Managers. Undistributed Incentive Income includes the impact of sidepocket investments on Credit and Liquid Hedge Funds. Undistributed Incentive Income for Private Equity Funds, Credit PE Funds and Liquid and Credit Hedge Fund sidepocket and redeeming capital account (RCA) investments has not been recognized in Distributable Earnings and will be recognized when realized; Undistributed Incentive Income for the main Hedge Fund investments was recognized in Distributable Earnings when earned. Undistributed Incentive Income for Credit PE Funds includes $7 million of incentive income that would have been recorded in Distributable Earnings if Fortress had settled Japanese Yen foreign exchange derivative contracts it had outstanding as of March 31, 2016. Undistributed Incentive Income for Permanent Capital Vehicles includes incentive income that would have been recorded in Distributable Earnings if Fortress had (i) exercised all of its in-the-money options it holds in the Permanent Capital Vehicles and sold all of the resulting shares and (ii) sold all of its Permanent Capital Vehicle common shares which it received as incentive income, based on their March 31, 2016 closing price.
[7]	Net Investment Income includes Unallocated Losses of $1 million and Unallocated Expenses of $3 million.

Pre-tax DE was $64 million in the first quarter of 2016, up from $55 million in the first quarter of 2015, primarily due to higher incentive income and management fees and lower operating expenses, partially offset by lower earnings from affiliated managers and net investment income.

Management fees were $141 million in the first quarter of 2016, up from $139 million in the first quarter of 2015. The increase was primarily due to higher management fees from the Permanent Capital Vehicles, Credit Hedge Funds, Credit PE Funds and Logan Circle, partially offset by lower management fees from the Liquid Hedge Funds and Private Equity Funds.

Incentive income in the first quarter of 2016 totaled $64 million, up from $51 million in the first quarter of 2015. The year-over-year increase was primarily due to higher incentive income from the Credit PE Funds, partially offset by lower incentive income from the Credit Hedge Funds.

Earnings from Affiliated Managers totaled $1 million in the first quarter of 2016, down from $9 million in the first quarter of 2015.

Additionally, Fortress had over $1.0 billion in gross undistributed, unrecognized incentive income based on investment valuations as of March 31, 2016. This includes $1.0 billion from our funds and $20 million from options and common shares in our permanent capital vehicles.

The Company’s segment revenues and distributable earnings will fluctuate materially depending upon the performance of its funds and the realization events within its Private Equity businesses, as well as other factors. Accordingly, the revenues and distributable earnings in any particular period should not be expected to be indicative of future results.

ASSETS UNDER MANAGEMENT

As of March 31, 2016, AUM totaled $70.6 billion, up slightly from $70.5 billion as of December 31, 2015. Notably, approximately 86% of alternative AUM was in funds with long-term investment structures as of March 31, 2016.

During the quarter, Fortress’s AUM increased due to (i) $0.7 billion of capital acquisitions related to the third party originated JP Funds, (ii) $0.5 billion of net market-driven valuation gains, (iii) a $0.3 billion increase in invested capital, (iv) $0.3 billion of capital raised that was directly added to AUM and (v) $0.3 billion of net client inflows for Logan Circle. These increases to AUM were partially offset by (i) a $0.7 billion reduction in AUM related to Fund III and Fund III Coinvestment passing their contractual maturity date, (ii) $0.6 billion of capital distributions to investors, (iii) $0.3 billion of Hedge Fund redemptions, (iv) a $0.3 billion decline in the AUM of Affiliated Managers and co-managed funds, and (v) $0.1 billion in distributions to investors in redeeming capital accounts.

As of March 31, 2016, the Credit Funds and Private Equity Funds had $6.7 billion and $0.6 billion of uncalled capital, respectively, that will become AUM if called. Uncalled capital or dry powder – capital committed to the funds but not invested and generating management fees – includes $2.9 billion that is only available for follow-on investments, management fees and other fund expenses.

BUSINESS SEGMENT RESULTS

Below is a discussion of first quarter 2016 segment results and business highlights.

Credit:

•	Credit AUM up 35% year-over-year to record $18.7 billion

•	FCO, FCO II, FCO III, FJOF and FJOF II (Yen) recorded annualized inception-to-date net IRRs of 23.8%, 16.4%, 9.9%, 34.4% and 28.2%, respectively, through March 31, 2016

•	Recorded $60 million of gross incentive income in the quarter and $342 million of gross incentive income over the last twelve months

•	Appointed investment manager of certain third party originated funds (the “JP Funds”)

(See supplemental data on pages 19-20 for more detail on Credit results)

The Credit business, which includes our Credit PE Funds and Credit Hedge Funds, generated pre-tax DE of $42 million in the first quarter of 2016, up from $29 million in the first quarter of 2015. The year-over-year increase in DE was primarily driven by higher incentive income and management fees, partially offset by higher operating and profit sharing expenses.

The Credit PE Funds generated pre-tax DE of $28 million in the quarter, up from $7 million in the first quarter of 2015, as gross incentive income more than doubled year-over-year to $53 million. Over the last twelve months, the Credit PE Funds recognized $273 million of gross incentive income, while gross unrecognized Credit PE incentive income increased $68 million year-over-year to a record high of $916 million as of March 31, 2016.

The Credit Hedge Funds generated pre-tax DE of $14 million for the quarter, down from $22 million in the first quarter of 2015, primarily due to lower incentive income. Fortress’s flagship credit hedge fund, DBSO LP, had net returns of 0.6% for the quarter and 4.3% for the last twelve months ended March 31, 2016.

In March 2016, Fortress was appointed investment manager of the third party originated JP Funds, as part of the Credit Hedge Fund segment. The JP Funds focus primarily on investing in secondary LP interests and had $735 million of AUM as of March 31, 2016. The Credit Hedge Funds also raised $272 million of new capital in the quarter.

Private Equity and Permanent Capital Vehicles:

•	Permanent Capital Vehicle AUM up 47% year-over-year to $6.8 billion

•	Record $4.7 billion of Permanent Capital Vehicle Incentive Eligible NAV Above Incentive Income Thresholds at quarter end

•	Substantial PE investment value remaining to harvest in funds and on balance sheet

(See supplemental data on pages 17-18 for more detail on Private Equity results)

The Private Equity business recorded pre-tax DE of $23 million in the first quarter of 2016, including $14 million for the Private Equity Funds and $9 million for the Permanent Capital Vehicles, up from $19 million in the first quarter of 2015. The year-over-year increase was primarily driven by higher management fees for the Permanent Capital Vehicles and lower operating expenses for the Private Equity Funds, partially offset by lower management fees for the Private Equity Funds.

Private Equity Fund valuations declined 8% in the first quarter, primarily due to changes in the value of OneMain Holdings, Inc. (NYSE: OMF) and Nationstar Mortgage Holdings Inc. (NYSE: NSM), partially offset by appreciation of certain private portfolio company investments.

At quarter end, New Residential Investment Corp. (NYSE: NRZ), New Senior Investment Group Inc. (NYSE: SNR), New Media Investment Group Inc. (NYSE: NEWM) and Eurocastle Investment Limited (Euronext Amsterdam: ECT) were at or above their respective incentive income thresholds and eligible to earn incentive income.

Liquid Hedge Funds:

•	Raised $63 million of capital in the quarter, and $310 million over the last twelve months

•	All Fortress Liquid Hedge Funds generated positive net returns in the first quarter

(See supplemental data on page 21 for more detail on Liquid Hedge Funds results)

The Liquid Hedge Funds recorded pre-tax DE of $2 million in the first quarter of 2016, down from $9 million in the first quarter of 2015, primarily due to lower management fees and earnings from Affiliated Managers, partially offset by lower expenses.

First quarter 2016 net returns for the Fortress Convex Asia Funds and Fortress Centaurus Global Funds were 1.5% and 1.8%, respectively. Net returns year-to-date through April 29, 2016 for the Fortress Convex Asia Funds and Fortress Centaurus Global Funds were 1.4% and 2.1%, respectively.*

The Liquid Hedge Funds had $5.2 billion of AUM at quarter end, including $4.5 billion related to Affiliated Managers. As of March 31, 2016, the Liquid Hedge Funds had $39 million of outstanding redemption notices that will be paid in the second quarter of 2016.

*	The net returns for the Fortress Convex Asia Funds reflect returns for the Fortress Convex Asia Funds and Fortress Convex Asia PF Funds collectively. The calculation of net returns for the Fortress Convex Asia PF Funds reflect all expenses, including management fees, accrued incentive allocation (if any), and other expenses over the fund’s Trading Level. “Trading Level” is defined as the product of the fund’s NAV multiplied by the Funding Factor. The “Funding Factor” is 2x for Fortress Convex Asia Fund PF Ltd and Fortress Convex Asia Fund PF LP. The net returns for the Fortress Partners Funds represent the performance of Fortress Partners Fund LP.

Logan Circle:

•	In the first quarter, all 16 Logan Circle strategies generated positive net returns and 12 of 16 strategies outperformed their respective benchmarks

•	Strong investment performance drove $1.4 billion of market-driven valuation gains in the quarter

(See supplemental data on page 22 for more detail on Logan Circle results)

Logan Circle, our traditional asset management business, recorded pre-tax DE of $1 million for the first quarter of 2016, up from a pre-tax DE loss of $1 million for the first quarter of 2015.

Logan Circle ended the quarter with $32.8 billion in AUM, up 5% compared to the previous quarter, primarily due to $1.4 billion of market-driven valuation gains and $261 million of net client inflows.

For the quarter ended March 31, 2016, 12 of 16 Logan Circle fixed income strategies outperformed their respective benchmarks. Since inception, 15 of 16 Logan Circle fixed income strategies have outperformed their respective benchmarks and seven were ranked in the top quartile of performance for their competitor universe.

LIQUIDITY & CAPITAL

As of March 31, 2016, Fortress had cash and cash equivalents of $226 million and debt obligations of $261 million.

As of March 31, 2016, Fortress had $1.0 billion of investments in Fortress funds and options in publicly traded permanent capital vehicles and a total of $149 million in outstanding commitments to its funds. In addition, the NAV of Fortress’s investments in its own funds exceeded its segment cost basis by $461 million at quarter end, representing net unrealized gains that have not yet been recognized for segment reporting purposes.

In March 2016, Fortress completed a modified “Dutch auction” self-tender offer and purchased 4,798,863 of its Class A shares at a purchase price of $4.75 per share, or an aggregate purchase price of $23 million. All of these Class A shares were canceled and cease to be outstanding.

In January 2016, Fortress entered into a new $275 million unsecured revolving credit facility (including a $15 million letter of credit subfacility) under which, approximately $167 million was available to be drawn as of March 31, 2016.

DIVIDEND

Fortress’s Board of Directors declared a cash dividend of $0.20 per dividend paying share, comprised of a first quarter 2016 base quarterly dividend of $0.09 per dividend paying share and a special cash dividend of $0.11 per dividend paying share. The dividend is payable on May 20, 2016 to Class A shareholders of record as of the close of business on May 17, 2016.

Fortress announced an increase in its base quarterly dividend, effective for the first quarter of 2016, to $0.09 per dividend paying share, up 13% from $0.08 per dividend paying share.

The declaration and payment of any dividends are at the sole discretion of the Board of Directors, which may decide to change its dividend policy at any time. Please see below for information on the U.S. federal income tax implications of the dividend.

NON-GAAP INFORMATION

DE is a primary metric used by management to measure Fortress’s operating performance. Consistent with GAAP, DE is the sole measure that management uses to manage, and thus report on, Fortress’s segments, namely: Private Equity, Permanent Capital Vehicles, Credit Hedge Funds, Credit PE Funds, Liquid Hedge Funds and Logan Circle. DE differs from GAAP net income in a number of material ways. For a detailed description of the calculation of pre-tax DE and fund management DE, see Exhibit 3 to this release and note 10 to the financial statements included in the Company’s most recent quarterly report on Form 10-Q.

Fortress aggregates its segment results to report consolidated segment results, as shown in the table under “Summary Financial Results” and in the “Total” column of the table under “Consolidated Segment Results (Non-GAAP).” The consolidated segment results are non-GAAP financial information. Management believes that consolidated segment results provide a meaningful basis for comparison among present and future periods. However, consolidated segment results should not be considered a substitute for Fortress’s consolidated GAAP results. The exhibits to this release contain reconciliations of the components of Fortress’s consolidated segment results to the comparable GAAP measures, and

Fortress urges you to review these exhibits. Fortress also uses weighted average dividend paying shares and units outstanding (used to calculate pre-tax DE per dividend paying share) and net cash and investments. The exhibits to this release contain reconciliations of these measures to the comparable GAAP measures, and Fortress urges you to review these exhibits.

CONFERENCE CALL

Management will host a conference call today, Thursday, May 5th at 9:00 A.M. Eastern Time. A copy of the earnings release is posted to the Investor Relations section of Fortress’s website, www.fortress.com. The conference call may be accessed by dialing 1-877-694-6694 (from within the U.S.) or 1-970-315-0985 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Fortress First Quarter Earnings Call.” A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fortress.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast. A telephonic replay of the conference call will also be available by dialing 1-855-859-2056 (from within the U.S.) or 1-404-537-3406 (from outside of the U.S.); please reference access code “87345292.”

INVESTOR & MEDIA RELATIONS CONTACT

Gordon E. Runté

Fortress Investment Group

+1-212-798-6082

grunte@fortress.com

ABOUT FORTRESS

Fortress Investment Group LLC (NYSE: FIG) is a leading, highly diversified global investment management firm with $70.6 billion in assets under management as of March 31, 2016. Fortress applies its deep experience and specialized expertise across a range of investment strategies - private equity, credit, liquid hedge funds and traditional asset management - on behalf of over 1,750 institutional clients and private investors worldwide. For more information regarding Fortress Investment Group LLC or to be added to its e-mail distribution list, please visit www.fortress.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Fortress’s sources of management fees, incentive income and investment income (loss), estimated fund performance and the amount and source of expected capital commitments. These statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the sources and amounts of management fees, incentive income and investment income, the amount and source of expected capital commitments for any new fund or redemption amounts may differ, possibly materially, from these forward-looking statements. Such differences or other changes to forward-looking statements could cause the Company’s actual results to differ materially from the results expressed or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q, which is, or will be, available on the Company’s website (www.fortress.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

U.S. FEDERAL INCOME TAX IMPLICATIONS OF DIVIDEND

This announcement is intended to be a qualified notice as provided in the Internal Revenue Code (the “Code”) and the Regulations thereunder. For U.S. federal income tax purposes, the dividend declared in May 2016 will be treated as a partnership distribution. The per share distribution components are as follows:

U.S. Long Term Capital Gain (1)	$0.0000
Non-U.S. Long Term Capital Gain	$0.0000
U.S. Portfolio Interest Income (2)	$0.0500
U.S. Dividend Income (3)	$0.0000
Income Not from U.S. Sources (4)	$0.0400
Return of Capital	$0.1100

Distribution Per Share	$0.2000

(1)	U.S. Long Term Capital Gain realized on the sale of a United States Real Property Holding Corporation. As a result, the gain from the sale will be treated as income that is effectively connected with a U.S. trade or business.
(2)	Eligible for the U.S. portfolio interest exemption for any holder not considered a 10-Percent shareholder under §871(h)(3)(B) of the Code.
(3)	This income is subject to withholding under §1441 of the Code.
(4)	This income is not subject to withholding under §1441 or §1446 of the Code.

Fortress Investment Group LLC

Consolidated Statements of Operations (Unaudited)

(dollars in thousands, except share data)

	Three Months Ended March 31,
	2016	2015
Revenues
Management fees: affiliates	$127,390	$127,707
Management fees: non-affiliates	13,419	15,291
Incentive income: affiliates	31,778	24,223
Incentive income: non-affiliates	451	—
Expense reimbursements: affiliates	55,291	54,565
Expense reimbursements: non-affiliates	1,157	3,248
Other revenues	2,131	1,655

Total Revenues	231,617	226,689

Expenses
Compensation and benefits	164,205	178,888
General, administrative and other	33,126	42,981
Depreciation and amortization	6,266	5,331
Interest expense	3,037	839
Transfer of interest in Graticule	—	101,000

Total Expenses	206,634	329,039

Other Income (Loss)
Gains (losses)	(16,673)	31,561
Tax receivable agreement liability adjustment	(2,699)	—
Earnings (losses) from equity method investees	(20,780)	41,708
Gain on transfer of Graticule	—	134,400

Total Other Income (Loss)	(40,152)	207,669

Income (Loss) Before Income Taxes	(15,169)	105,319
Income tax benefit (expense)	(783)	(18,399)

Net Income (Loss)	$(15,952)	$86,920

Allocation of Net Income (Loss)
Principals’ and Others’ Interests in Income (Loss) of Consolidated Subsidiaries	(7,426)	52,223
Redeemable Non-Controlling Interests in Income (Loss) of Consolidated Subsidiaries	—	(16)
Net Income (Loss) Attributable to Class A Shareholders	(8,526)	34,713

	$(15,952)	$86,920

Earnings (Loss) Per Class A Share
Net income (loss) per Class A share, basic	$(0.04)	$0.15

Net income (loss) per Class A share, diluted	$(0.04)	$0.15

Weighted average number of Class A shares outstanding, basic	220,847,407	215,785,776

Weighted average number of Class A shares outstanding, diluted	220,847,407	221,535,189

Fortress Investment Group LLC

Consolidated Balance Sheets

(dollars in thousands)

	March 31, 2016 (Unaudited)	December 31, 2015
Assets
Cash and cash equivalents	$225,553	$339,842
Due from affiliates	216,646	273,811
Investments	977,996	1,055,789
Investments in options	27,932	30,427
Deferred tax asset, net	418,773	427,102
Other assets	141,389	148,310

Total Assets	$2,008,289	$2,275,281

Liabilities and Equity

Liabilities
Accrued compensation and benefits	$116,015	$318,750
Due to affiliates	370,061	365,218
Deferred incentive income	290,744	332,329
Debt obligations payable	260,677	230,677
Other liabilities	116,885	86,503

Total Liabilities	$1,154,382	$1,333,477

Commitments and Contingencies

Redeemable Non-controlling Interests	—	—

Equity
Class A shares, no par value, 1,000,000,000 shares authorized, 216,384,655 and 216,790,409 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	—	—
Class B shares, no par value, 750,000,000 shares authorized, 169,514,478 shares issued and outstanding at March 31, 2016 and December 31, 2015	—	—
Paid-in capital	1,971,125	1,988,707
Retained earnings (accumulated deficit)	(1,436,796)	(1,415,113)
Accumulated other comprehensive income (loss)	(2,995)	(2,909)

Total Fortress shareholders’ equity	531,334	570,685
Principals’ and others’ interests in equity of consolidated subsidiaries	322,573	371,119

Total Equity	853,907	941,804

	$2,008,289	$2,275,281

Fortress Investment Group LLC

Exhibit 1-a

Supplemental Data for the Three Months Ended March 31, 2016 and 2015

	Three Months Ended March 31, 2016
		Private Equity		Credit Funds
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds	Liquid Hedge Funds	Logan Circle
Assets Under Management
AUM - January 1, 2016	$70,501	$8,991	$6,816	$8,799	$9,308	$5,409	$31,178
Capital raised	344	—	—	268	13	63	—
Equity raised (Permanent Capital Vehicles)	—	—	—	—	—	—	—
Increase in invested capital	332	10	—	66	256	—	—
Capital acquisitions	682	—	—	682	—	—	—
Redemptions	(269)	—	—	(36)	—	(233)	—
RCA distributions[8]	(124)	—	—	(124)	—	—	—
Return of capital distributions	(582)	(254)	(35)	—	(274)	(19)	—
Adjustment for capital reset	(650)	(650)	—	—	—	—	—
Crystallized Incentive Income	(53)	—	—	(53)	—	—	—
Equity buyback	(42)	—	(42)	—	—	—	—
Change in AUM of Affiliated Managers and co-managed funds	(291)	—	—	(264)	—	(27)	—
Net Client Flows	261	—	—	—	—	—	261
Income (loss) and foreign exchange	528	(918)	34	(2)	50	2	1,362

AUM - Ending Balance	$70,637	$7,179	$6,773	$9,336	$9,353	$5,195	$32,801
Third-Party Capital Raised	$348	$—	$—	$272	$13	$63	$—

Segment Revenues
Management fees	$141	$26	$27	$37	$31	$6	$14
Incentive income	64	—	2	7	53	2	—

Total	205	26	29	44	84	8	14

Segment Expenses
Operating expenses	(109)	(10)	(19)	(26)	(32)	(9)	(13)
Profit sharing compensation expenses	(31)	—	(1)	(3)	(26)	(1)	—

Total	(140)	(10)	(20)	(29)	(58)	(10)	(13)
Earnings From Affiliated Managers	1	—	—	—	—	1	—

Fund Management DE (before Principal Performance Payments)	66	16	9	15	26	(1)	1

Principal Performance Payments	(3)	—	(1)	(1)	(1)	—	—

Fund Management DE	63	16	8	14	25	(1)	1

Investment Income	5	(2)	1	—	3	3	—
Unallocated Investment Income	(1)	—	—	—	—	—	—
Unallocated Expenses	(3)	—	—	—	—	—	—

Pre-tax Distributable Earnings	$64	$14	$9	$14	$28	$2	$1

Pre-tax Distributable Earnings per Dividend Paying Share	$0.16

	Three Months Ended March 31, 2015
		Private Equity		Credit Funds
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds	Liquid Hedge Funds	Logan Circle
Assets Under Management
AUM - January 1, 2015	$67,531	$9,366	$4,567	$6,173	$6,955	$8,128	$32,342
Capital raised	495	—	—	175	234	86	—
Equity raised (Permanent Capital Vehicles)	150	—	150	—	—	—	—
Increase in invested capital	718	61	60	15	582	—	—
Redemptions	(785)	—	—	(52)	—	(733)	—
RCA distributions[8]	(66)	—	—	(66)	—	—	—
Return of capital distributions	(524)	(95)	(99)	—	(288)	(42)	—
Crystallized Incentive Income	(95)	—	—	(95)	—	—	—
Change in AUM of Affiliated Managers and co-managed funds	494	—	—	—	—	494	—
Net Client Flows	589	—	—	—	—	—	589
Income (loss) and foreign exchange	1,382	847	(56)	121	80	(95)	485

AUM - Ending Balance	$69,889	$10,179	$4,622	$6,271	$7,563	$7,838	$33,416
Third-Party Capital Raised	$5,360	$—	$150	$175	$4,949	$86	$—

Segment Revenues
Management fees	$139	$29	$19	$30	$27	$21	$13
Incentive income	51	—	3	23	24	1	—

Total	190	29	22	53	51	22	13
Segment Expenses
Operating expenses	(115)	(14)	(18)	(18)	(30)	(21)	(14)
Profit sharing compensation expenses	(30)	—	—	(12)	(14)	(4)	—

Total	(145)	(14)	(18)	(30)	(44)	(25)	(14)

Earnings From Affiliated Managers	9	—	—	—	—	9	—

Fund Management DE (before Principal Performance Payments)	54	15	4	23	7	6	(1)

Principal Performance Payments	(3)	—	—	(2)	(1)	—	—

Fund Management DE	51	15	4	21	6	6	(1)

Investment Income	5	—	—	1	1	3	—
Unallocated Investment Income	—	—	—	—	—	—	—
Unallocated Expenses	(1)	—	—	—	—	—	—

Pre-tax Distributable Earnings	$55	$15	$4	$22	$7	$9	$(1)

Pre-tax Distributable Earnings per Dividend Paying Share	$0.12

[8]	Represents distributions from (i) assets held by redeeming capital accounts in the Drawbridge Special Opportunities Funds, and (ii) the Value Recovery Funds.

Fortress Investment Group LLC

Exhibit 2-a

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2015	Three Months Ended March 31, 2016
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Fortress

Assets Under Management
Private Equity Funds	$10,179	$9,587	$9,195	$8,991	$8,991	$7,179
Permanent Capital Vehicles	4,622	6,948	6,896	6,816	6,816	6,773
Credit Hedge Funds[9]	6,271	6,244	9,070	8,799	8,799	9,336
Credit Private Equity Funds	7,563	8,247	8,356	9,308	9,308	9,353
Liquid Hedge Funds[10]	7,838	7,377	7,367	5,409	5,409	5,195
Logan Circle	33,416	33,564	33,446	31,178	31,178	32,801

AUM - Ending Balance	$69,889	$71,967	$74,330	$70,501	$70,501	$70,637

Third-Party Capital Raised	$5,360	$3,213	$204	$215	$8,992	$348

Segment Revenues
Management fees	$139	$144	$151	$148	$582	$141
Incentive income	51	183	70	132	436	64

Total	190	327	221	280	1,018	205

Segment Expenses
Operating expenses	(115)	(121)	(112)	(105)	(453)	(109)
Profit sharing compensation expenses	(30)	(54)	(37)	(47)	(168)	(31)

Total	(145)	(175)	(149)	(152)	(621)	(140)
Earnings From Affiliated Managers	9	(1)	2	(1)	9	1

Fund Management DE (before Principal Performance Payments)	54	151	74	127	406	66

Principal Performance Payments	(3)	(18)	(7)	(14)	(42)	(3)

Fund Management DE	$51	$133	$67	$113	$364	$63

Net Investment Income	4	4	2	17	27	1

Pre-tax Distributable Earnings	$55	$137	$69	$130	$391	$64

[9]	The Assets Under Management presented for the Credit Hedge Funds includes $2,589 million related to co-managed funds as of 1Q 2016.
[10]	The Assets Under Management presented for the Liquid Hedge Funds includes $4,469 million related to Affiliated Managers as of 1Q 2016.

Fortress Investment Group LLC

Exhibit 2-b

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended					Three Months Ended March 31, 2016
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	Full Year 2015
Private Equity Funds

Assets Under Management
Main Funds[11]	$7,726	$7,128	$6,874	$6,530	$6,530	$4,907
Coinvestment Funds[12]	1,994	1,902	1,785	1,729	1,729	1,552
MSR Opportunities Funds[13]	336	417	388	360	360	333
Italian NPL Opportunities Fund	19	20	20	225	225	231
Fortress Equity Partners	104	120	128	147	147	156

AUM - Ending Balance	$10,179	$9,587	$9,195	$8,991	$8,991	$7,179

Third-Party Capital Raised	$—	$—	$—	$—	$—	$—

Segment Revenues
Management fees	$29	$29	$29	$29	$116	$26
Incentive income	—	—	—	—	—	—

Total	29	29	29	29	116	26

Segment Expenses
Operating expenses	(14)	(15)	(13)	(3)	(45)	(10)
Profit sharing compensation expenses	—	—	—	1	1	—

Total	(14)	(15)	(13)	(2)	(44)	(10)

Fund Management DE (before Principal Performance Payments)	15	14	16	27	72	16

Principal Performance Payments	—	—	—	—	—	—

Fund Management DE	$15	$14	$16	$27	$72	$16

Net Investment Income	—	—	—	—	—	(2)

Pre-tax Distributable Earnings	$15	$14	$16	$27	$72	$14

[11]	Combined AUM for Fund III, Fund IV and Fund V. Fund III passed its contractual maturity date in 1Q 2016 and is in the process of an orderly wind down.
[12]	Combined AUM for Fund III Coinvestment, Fund IV Coinvestment, Fund V Coinvestment, FICO, FHIF and FECI. Fund III Coinvestment passed its contractual maturity date in 1Q 2016 and is in the process of an orderly wind down.
[13]	Combined AUM for MSR Opportunities Fund I A, MSR Opportunities Fund I B, MSR Opportunities Fund II A, MSR Opportunities Fund II B and MSR Opportunities Fund MA I.

Fortress Investment Group LLC

Exhibit 2-c

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2015	Three Months Ended March 31, 2016
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Permanent Capital Vehicles

Assets Under Management
Newcastle Investment Corp.	$680	$680	$680	$680	$680	$680
New Residential Investment Corp.	1,367	2,725	2,689	2,689	2,689	2,689
Eurocastle Investment Limited	432	626	605	567	567	608
New Media Investment Group Inc.	637	637	637	637	637	637
New Senior Investment Group Inc.	813	1,089	1,089	1,076	1,076	1,024
Fortress Transportation and Infrastructure Investors LLC[14]	693	1,191	1,196	1,167	1,167	1,135

AUM - Ending Balance	$4,622	$6,948	$6,896	$6,816	$6,816	$6,773

Third-Party Capital Raised	$150	$2,291	$—	$—	$2,441	$—

Segment Revenues
Management fees	$19	$23	$27	$27	$96	$27
Incentive income	3	74	(1)	30	106	2

Total	22	97	26	57	202	29

Segment Expenses
Operating expenses	(18)	(16)	(16)	(19)	(69)	(19)
Profit sharing compensation expenses	—	(9)	1	(3)	(11)	(1)

Total	(18)	(25)	(15)	(22)	(80)	(20)

Fund Management DE (before Principal Performance Payments)	4	72	11	35	122	9

Principal Performance Payments	—	(11)	(3)	(5)	(19)	(1)

Fund Management DE	$4	$61	$8	$30	$103	$8

Net Investment Income	—	1	—	1	2	1

Pre-tax Distributable Earnings	$4	$62	$8	$31	$105	$9

[14]	All of the capital of Worldwide Transportation and Infrastructure Investors (“WWTAI”), a private fund formerly managed by Fortress, was contributed to FTAI which completed its initial public offering in 2Q 2015.

Fortress Investment Group LLC

Exhibit 2-d

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2015	Three Months Ended March 31, 2016
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Credit Hedge Funds

Assets Under Management
Drawbridge Special Opportunities Funds[15]	$6,023	$6,021	$5,808	$5,756	$5,756	$5,816
Third Party Originated Funds[16]	189	156	150	102	102	815
Japan Income Fund	59	67	94	88	88	116
Co-Managed Funds[17]	—	—	3,018	2,853	2,853	2,589

AUM - Ending Balance	$6,271	$6,244	$9,070	$8,799	$8,799	$9,336

Third-Party Capital Raised	$175	$79	$—	$21	$275	$272

Segment Revenues
Management fees	$30	$29	$37	$38	$134	$37
Incentive income	23	50	1	11	85	7

Total	53	79	38	49	219	44

Segment Expenses
Operating expenses	(18)	(19)	(21)	(27)	(85)	(26)
Profit sharing compensation expenses	(12)	(18)	(1)	(5)	(36)	(3)

Total	(30)	(37)	(22)	(32)	(121)	(29)

Fund Management DE (before Principal Performance Payments)	23	42	16	17	98	15

Principal Performance Payments	(2)	(6)	(3)	(4)	(15)	(1)

Fund Management DE	$21	$36	$13	$13	$83	$14

Net Investment Income	1	—	—	1	2	—

Pre-tax Distributable Earnings	$22	$36	$13	$14	$85	$14

Net Returns[18]
Drawbridge Special Opportunities Fund LP	2.2%	2.3%	0.3%	0.9%	5.8%	0.6%
Drawbridge Special Opportunities Fund Ltd	1.1%	0.4%	(0.8%)	0.0%	0.6%	(1.3%)

[15]	Combined AUM for Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities Fund managed accounts, Worden Fund LP and Worden Fund II LP. Worden Fund II LP was closed in 1Q 2016.
[16]	Combined AUM for the third party originated JP Funds and third party originated Value Recovery Funds. Fortress began managing the JP Funds in March 2016.
[17]	Combined AUM for the Mount Kellett investment funds and related accounts. In 3Q 2015, Fortress became co-manager of the Mount Kellett Funds.
[18]	The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding special investments and the performance of the redeeming capital accounts which relate to December 31, 2009, December 31, 2010, December 31, 2011, December 31, 2012, December 31, 2013, December 31, 2014 and December 31, 2015 redemptions.

Fortress Investment Group LLC

Exhibit 2-e

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2015	Three Months Ended March 31, 2016
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Credit Private Equity Funds

Assets Under Management
Long Dated Value Funds[19]	$352	$315	$315	$315	$315	$292
Real Assets Funds	52	40	41	24	24	50
Fortress Credit Opportunities Funds[20]	6,029	6,802	6,796	6,848	6,848	6,894
Japan Opportunity Funds[21]	1,130	1,090	1,204	2,120	2,120	2,117

AUM - Ending Balance	$7,563	$8,247	$8,356	$9,308	$9,308	$9,353

Third-Party Capital Raised	$4,949	$672	$156	$166	$5,943	$13

Segment Revenues
Management fees	$27	$30	$29	$32	$118	$31
Incentive income	24	60	70	90	244	53

Total	51	90	99	122	362	84

Segment Expenses
Operating expenses	(30)	(30)	(29)	(26)	(115)	(32)
Profit sharing compensation expenses	(14)	(30)	(36)	(41)	(121)	(26)

Total	(44)	(60)	(65)	(67)	(236)	(58)

Fund Management DE (before Principal Performance Payments)	7	30	34	55	126	26

Principal Performance Payments	(1)	(1)	(1)	(5)	(8)	(1)

Fund Management DE	$6	$29	$33	$50	$118	$25

Net Investment Income	1	3	5	12	21	3

Pre-tax Distributable Earnings	$7	$32	$38	$62	$139	$28

[19]	Combined AUM for Long Dated Value Fund I, Long Dated Value Fund II, Long Dated Value Fund III and LDVF Patent Fund.
[20]	Combined AUM for Credit Opportunities Fund, Credit Opportunities Fund II, Credit Opportunities Fund III, Credit Opportunities Fund IV, FCO Managed Accounts, Global Opportunities Funds, Life Settlements Fund, Life Settlements Fund MA, SIP managed account, Real Estate Opportunities Fund, Real Estate Opportunities Fund II and Real Estate Opportunities REOC Fund.
[21]	Combined AUM for Japan Opportunity Fund, Japan Opportunity Fund II (Dollar), Japan Opportunity Fund II (Yen), Japan Opportunity Fund III (Dollar) and Japan Opportunity Fund III (Yen).

Fortress Investment Group LLC

Exhibit 2-f

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended					Full Year 2015	Three Months Ended March 31, 2016
	March 31, 2015		June 30, 2015	September 30, 2015	December 31, 2015
Liquid Hedge Funds

Assets Under Management
Fortress Macro Funds[22]	$2,779		$2,326	$1,791	N/A	N/A	N/A
Drawbridge Global Macro Funds[23]	227		210	193	101	101	116
Fortress Convex Asia Funds[24]	226		220	208	134	134	176
Fortress Centaurus Global Funds[25]	64		191	222	204	204	206
Fortress Partners Funds[26]	541		534	497	474	474	228
Affiliated Managers[27]	4,001		3,896	4,456	4,496	4,496	4,469

AUM - Ending Balance	$7,838		$7,377	$7,367	$5,409	$5,409	$5,195

Third-Party Capital Raised	$86		$171	$48	$28	$333	$63

Segment Revenues
Management fees	$21		$19	$16	$8	$64	$6
Incentive income	1		(1)	—	1	1	2

Total	22		18	16	9	65	8

Segment Expenses
Operating expenses	(21)		(27)	(20)	(16)	(84)	(9)
Profit sharing compensation expenses	(4)		3	(1)	1	(1)	(1)

Total	(25)		(24)	(21)	(15)	(85)	(10)
Earnings From Affiliated Managers	9		(1)	2	(1)	9	1

Fund Management DE (before Principal Performance Payments)	6		(7)	(3)	(7)	(11)	(1)

Principal Performance Payments	—		—	—	—	—	—

Fund Management DE	$6		$(7)	$(3)	$(7)	$(11)	$(1)

Net Investment Income	3		1	(1)	5	8	3

Pre-tax Distributable Earnings	$9		$(6)	$(4)	$(2)	$(3)	$2

Net Returns[28]
Fortress Macro Fund Ltd	(4.7%	)	(6.3% )	(7.8% )	(0.0% )	(17.6% )	N/A
Drawbridge Global Macro Fund Ltd	(4.9%	)	(6.5% )	(8.0% )	0.0%	(18.2% )	N/A
Fortress Convex Asia Fund Ltd	(0.6%	)	(0.7% )	3.3%	(4.6% )	(2.8% )	1.5%
Fortress Centaurus Global Fund Ltd	3.9%		(4.1% )	(3.0% )	5.0%	1.4%	1.8%
Fortress Partners Fund LP29	1.2%		(1.2% )	(4.9% )	(0.1% )	(5.0% )	N/A
Fortress Partners Offshore Fund LP29	0.3%		(2.5% )	(3.4% )	0.5%	(5.1% )	N/A

[22]	Combined AUM for Fortress Macro Onshore Fund LP, Fortress Macro Fund Ltd, Fortress Macro MA1, Fortress Redwood Fund Ltd and Fortress Macro managed accounts. In 4Q 2015, Fortress closed the Fortress Macro Funds and related managed accounts.
[23]	Combined AUM for Drawbridge Global Macro Fund LP and Drawbridge Global Macro Intermediate Fund LP.
[24]	Combined AUM for Fortress Convex Asia Fund LP, Fortress Convex Asia Fund Ltd, Fortress Convex Asia Fund PF LP and Fortress Convex Asia Fund PF Ltd.
[25]	Combined AUM for Fortress Centaurus Global Fund LP and Fortress Centaurus Global Fund Ltd.
[26]	Combined AUM for Fortress Partners Fund LP and Fortress Partners Offshore Fund LP.
[27]	In 1Q 2015, the Fortress Asia Macro Funds and related managed accounts transitioned to Graticule Asset Management on Fortress’s affiliated manager platform.
[28]	The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.
[29]	The returns for the Fortress Partners Funds include gains and losses from Special Investments. Investors’ specific performance may vary dependent upon their ownership in one or more Special Investments.

Fortress Investment Group LLC

Exhibit 2-g

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2015	Three Months Ended March 31, 2016
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Logan Circle
Assets Under Management
AUM - Ending Balance	$33,416	$33,564	$33,446	$31,178	$31,178	$32,801

Net Client Flows	$589	$1,056	$101	$(1,867)	$(121)	$261

Segment Revenues
Management fees	$13	$14	$13	$14	$54	$14
Incentive income	—	—	—	—	—	—

Total	13	14	13	14	54	14
Segment Expenses
Operating expenses	(14)	(14)	(13)	(14)	(55)	(13)
Profit sharing compensation expenses	—	—	—	—	—	—

Total	(14)	(14)	(13)	(14)	(55)	(13)

Fund Management DE	$(1)	$—	$—	$—	$(1)	$1

Net Investment Income	—	—	—	(1)	(1)	—

Pre-tax Distributable Earnings	$(1)	$—	$—	$(1)	$(2)	$1

Fortress Investment Group LLC

Exhibit 3

Reconciliation of GAAP Net Income (Loss) to Pre-tax Distributable Earnings and Fund Management DE,

Reconciliation of GAAP Revenues to Segment Revenues and Reconciliation of GAAP Expenses to Segment Expenses

(dollars in millions)

	Three Months Ended				Full Year 2015	Three Months Ended March 31, 2016
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
GAAP Net Income (Loss)	$87	$5	$(26)	$116	$182	$(16)

Principals’ and Others’ Interests in (Income) Loss of Consolidated Subsidiaries	(52)	(2)	12	(62)	(104)	7
Redeemable non-controlling interests in Income (Loss)	—	—	—	—	—	—

GAAP Net Income (Loss) Attributable to Class A Shareholders	$35	$3	$(14)	$54	$78	$(9)

Private Equity incentive income	3	19	21	(16)	27	23
Hedge Fund, PCV and Logan Circle incentive income	23	23	1	(47)	—	8
Incentive income received related to exercise of options	—	57	—	1	58	—
Reserve for clawback	—	—	—	—	—	—
Distributions of earnings from equity method investees	4	9	5	17	35	3
Losses (earnings) from equity method investees	(27)	33	23	17	46	24
Losses (gains) on options	(32)	9	27	2	6	2
Losses (gains) on other Investments	(1)	(5)	14	(1)	7	15
Impairment of investments	(3)	—	(1)	(2)	(6)	(2)
Adjust income from the receipt of options	(4)	(21)	—	—	(25)	—
Gain on transfer of Graticule	(134)	—	—	—	(134)	—
Amortization of intangible assets and impairment of goodwill	—	—	—	1	1	1
Employee, Principal and director compensation	20	6	2	5	33	3
Adjust non-controlling interests related to Fortress Operating Group units	52	1	(12)	62	103	(8)
Tax receivable agreement liability reduction	—	8	—	(2)	6	3
Adjust income taxes and other tax related items	18	(5)	3	39	55	1
Adjust transfer of interest in Graticule	101	—	—	—	101	—

Pre-tax Distributable Earnings	$55	$137	$69	$130	$391	$64

Investment Loss (income)	(5)	(4)	(3)	(19)	(31)	(4)
Interest Expense	1	—	1	2	4	3

Fund Management DE	$51	$133	$67	$113	$364	$63

GAAP Revenues	$227	$308	$264	$415	$1,214	$232

Adjust management fees	(1)	1	—	—	—	1
Adjust incentive income	27	100	22	(59)	90	31
Adjust income from the receipt of options	(4)	(21)	—	—	(25)	—
Other revenues	(59)	(61)	(65)	(76)	(261)	(59)

Segment Revenues	$190	$327	$221	$280	$1,018	$205

GAAP Expenses	$329	$258	$224	$242	$1,053	$207

Adjust interest expense	(1)	—	(1)	(2)	(4)	(3)
Adjust employee, Principal and director compensation	(18)	(2)	(1)	(5)	(26)	(2)
Adjust amortization of intangible assets and impairment of goodwill	—	—	—	(1)	(1)	(1)
Adjust expense reimbursements from affiliates and non-affiliates	(59)	(61)	(64)	(68)	(252)	(57)
Adjust Principal Performance Payments	(5)	(20)	(9)	(14)	(48)	(4)
Adjust transfer of interest in Graticule	(101)	—	—	—	(101)	—

Segment Expenses	$145	$175	$149	$152	$621	$140

‘‘Distributable earnings’’ is Fortress’s supplemental measure of operating performance used by management in analyzing segment and overall results. It reflects the value created which management considers available for distribution during any period. As compared to generally accepted accounting principles (‘‘GAAP’’) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income in accordance with GAAP and it is not necessarily indicative of liquidity or cash available to fund the Company’s operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

Fortress’s management uses distributable earnings:

•	in its determination of periodic distributions to equity holders;

•	in making operating decisions and assessing the performance of each of the Company’s core businesses;

•	for planning purposes, including the preparation of annual operating budgets; and

•	as a valuation measure in strategic analyses in connection with the performance of its funds and the performance of its employees.

Growing distributable earnings is a key component to the Company’s business strategy and distributable earnings is the supplemental measure used by management to evaluate the economic profitability of each of the Company’s businesses and total operations. Therefore, Fortress believes that it provides useful information to investors in evaluating its operating performance. Fortress’s definition of distributable earnings is not based on any definition contained in its amended and restated operating agreement.

“Fund management DE” is equal to pre-tax distributable earnings excluding our direct investment-related results. Fund management DE is comprised of “Pre-tax Distributable Earnings” excluding “Investment Loss (Income)” and “Interest Expense.” Fund management DE and its components are used by management to analyze and measure the performance of our investment management business on a stand-alone basis. Fortress defines segment operating margin to be equal to fund management DE divided by segment revenues. The Company believes that it is useful to provide investors with the opportunity to review our investment management business using the same metrics. Fund management DE and its components are subject to the same limitations as pre-tax distributable earnings, as described above.

Fortress Investment Group LLC

Exhibit 4

Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

	Three Months Ended March 31,
	2016	2015
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	220,847,407	215,785,776

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(1,676,531)	(7,231,768)
Weighted average restricted Class A shares	(769,429)	(840,658)

Weighted Average Class A Shares Outstanding	218,401,447	207,713,350

Weighted average restricted Class A shares[30]	769,429	840,658
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	1,676,531	7,231,768
Weighted average unvested restricted Class A share units which are entitled to dividend equivalent payments	7,817,892	8,347,402
Weighted average Fortress Operating Group units	169,514,478	226,331,513

Weighted Average Class A Shares Outstanding (Used for DEPS)	398,179,777	450,464,691

Weighted average vested and unvested restricted Class A share units which are not entitled to dividend equivalent payments	8,755,877	11,703,251

Weighted Average Fully Diluted Shares and Units Outstanding (Used for Diluted DEPS)	406,935,654	462,167,942

“Dividend paying shares and units” represents the number of shares and units outstanding at the end of the period which were entitled to receive dividends or related distributions. The Company believes it is useful for investors in computing the aggregate amount of cash required to make a current per share distribution of a given amount per share. It excludes certain potentially dilutive equity instruments, primarily non-dividend paying restricted Class A share units, and, therefore, is limited in its usefulness in computing per share amounts. Accordingly, dividend paying shares and units should be considered only as a supplement and not an alternative to GAAP basic and diluted shares outstanding. The Company’s calculation of dividend paying shares and units may be different from the calculation used by other companies and, therefore, comparability may be limited.

[30]	Includes both fully vested and unvested restricted Class A shares.

Fortress Investment Group LLC

Exhibit 5

Reconciliation of GAAP Book Value Per Share to Net Cash and Investments Per Share

(dollars and shares in thousands)

	As of March 31, 2016		As of December 31, 2015
	GAAP Book Value	Net Cash and Investments	GAAP Book Value	Net Cash and Investments
Cash and Cash equivalents	$225,553	$225,553	$339,842	$339,842
Investments	977,996	977,996	1,055,789	1,055,789
Investments in options[31]	27,932	—	30,427	—
Due from Affiliates	216,646	—	273,811	—
Deferred Tax Asset, net	418,773	—	427,102	—
Other Assets	141,389	—	148,310	—

Total Assets	2,008,289	1,203,549	2,275,281	1,395,631

Debt Obligations Payable	$260,677	$260,677	$230,677	$230,677
Accrued Compensation and Benefits	116,015	—	318,750	—
Due to Affiliates	370,061	—	365,218	—
Deferred Incentive Income	290,744	—	332,329	—
Other Liabilities	116,885	—	86,503	—

Total Liabilities	1,154,382	260,677	1,333,477	230,677

Net	$853,907	$942,872	$941,804	$1,164,954

	Shares Outstanding	Dividend Paying Shares and Units Outstanding	Shares Outstanding	Dividend Paying Shares and Units Outstanding
Class A Shares	215,614	215,614	216,061	216,061
Restricted Class A Shares	771	771	729	729
Fortress Operating Group Units	169,514	169,514	169,515	169,515
Fully Vested Class A Shares - Dividend Paying	—	303	—	1,361
Unvested Class A Shares - Dividend Paying	—	8,064	—	9,175

Shares Outstanding	385,899	394,266	386,305	396,841

Per Share	$2.21	$2.39	$2.44	$2.94

Net cash and investments represents cash and cash equivalents plus investments less debt outstanding. The Company believes that net cash and investments is a useful supplemental measure because it provides investors with information regarding the Company’s net investment assets. Net cash and investments excludes certain assets (investments in options, due from affiliates, deferred tax asset, other assets) and liabilities (due to affiliates, accrued compensation and benefits, deferred incentive income and other liabilities) and its utility as a measure of financial position is limited. Accordingly, net cash and investments should be considered only as a supplement and not an alternative to GAAP book value as a measure of the Company’s financial position. The Company’s calculation of net cash and investments may be different from the calculation used by other companies and, therefore, comparability may be limited.

[31]	The intrinsic value of options in equity method investees totaled $17 million at quarter end and is included in our undistributed, unrecognized incentive income. This value represents incentive income that would have been recorded in Distributable Earnings if Fortress had exercised all of its in-the-money options it holds in the Permanent Capital Vehicles and sold all of the resulting shares at their March 31, 2016 closing price and differs from the fair value derived from option pricing models included in the table above.